UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2023

PGT Innovations, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37971	20-0634715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1070 Technology Drive
North Venice, Florida	34275
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 941 480-1600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	PGTI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01. Other Events.

PGT Innovations, Inc. (the “Company”) previously announced in its Current Report on Form 8-K filed on November 7, 2022, its detection of a ransomware infection on November 5, 2022 that impacted portions of its network and caused disruption to daily business operations. Immediately, upon discovery, the Company engaged outside cybersecurity experts familiar with these types of incidents to conduct a forensic investigation and assess the extent and scope of the incident. As a result of this ongoing investigation and assessment, the Company became aware that personal information of certain current and former employees of the Company may have been accessed or acquired as a result of this incident. On April 3, 2023, the Company began notifying individuals affected by this attack, as well as to regulatory agencies as required by applicable federal and state law.

The Company continues to work closely with cybersecurity experts and legal counsel. The Company carries insurance, including cyber insurance, commensurate with the size and the nature of its operations. In addition to the information set forth in this report, one should carefully consider the discussion on the other risks and uncertainties that cybersecurity incidents may have on us, contained in Part I, “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include, among others, statements the Company makes regarding its expectations regarding its ability to contain the impacts of the incident and implement business continuity plans; the extent of the impact caused by the incident; and the Company’s ability to continue ongoing operations and safeguard the integrity of its information technology infrastructure, data and customer information. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Investors and others are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements contained in this press release speak only as of the date of this Current Report on Form 8-K. Factors that could cause actual results to differ materially from those expressed or implied include the ongoing assessment of the incident, legal, reputational and financial risks resulting from this and/or additional cybersecurity incidents, the effectiveness of business continuity plans during the incident, and the other risks and uncertainties further described in the Part I, “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as well as in the Company’s other reports filed with or furnished to the United States Securities and Exchange Commission, available at www.sec.gov. Forward-looking statements should be considered in light of these risks and uncertainties. These forward-looking statements speak only as of the date of this report or as of the date to which they refer, and the Company assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PGT INNOVATIONS, INC.

Date:	April 6, 2023	By:	/s/ Ryan S. Quinn
Name: Ryan S. Quinn Title: General Counsel and Corporate Secretary